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                                                                 EXHIBIT 10.7(d)

                                AMENDMENT NO. 3
                                       TO
                           ATLANTIC RICHFIELD COMPANY
                         EXECUTIVE LIFE INSURANCE PLAN
                          ___________________________


     Pursuant to the power of amendment reserved therein, the Atlantic Richfield Company Executive Life Insurance Plan (the "Plan") is hereby amended effective as of May 1, 1997.

     Article I, Section 1.23 of the Plan is amended to read as follows:

     "1.23  Subsidiary means:

          (a) Any corporation 50 percent or more of the voting stock of which is owned directly or indirectly by Atlantic Richfield Company or a Subsidiary; or

          (b) Any partnership, joint venture or similar organization 50 percent or more of the profits interest or capital interest of which is owned directly or indirectly by Atlantic Richfield Company or a Subsidiary."

     Executed this 14th day of April, 1998.


ATTEST                                        ATLANTIC RICHFIELD COMPANY



BY:  /s/ ARMINEH SIMONIAN                  BY: /s/ JOHN H. KELLEY
    ---------------------------               ----------------------------
     Armineh Simonian                            John H. Kelly
                                                 Senior Vice President
                                                 Human Resources